UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2004

HILLENBRAND INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

700 State Route 46 East
Batesville, Indiana	47006-8835
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 8.01. OTHER EVENTS.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
Press Release

Item 8.01. OTHER EVENTS.

     On October 5, 2004, Hillenbrand Industries, Inc. announced that members of the United Steelworkers of America — Local 525U have ratified a four-year labor contract with Batesville Casket Company. This announcement is more fully described in the press release filed as Exhibit 99 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit.

99	Press release dated October 5, 2004 issued by the
Company related to the labor agreement between the United
Steelworkers of America and Batesville Casket Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.
DATE: October 7, 2004	BY:	/S/	Scott K. Sorensen
Scott K. Sorensen Vice President and Chief Financial Officer
DATE: October 7, 2004	BY:	/S/	Gregory N. Miller
Gregory N. Miller Vice President — Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Description
99	Press release dated October 5, 2004 issued by the Company.

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